UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 6, 2007

Cardtronics Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-113470	76-0681190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3110 Hayes Road, Suite 300, Houston, Texas	77082
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (281) 596-9988

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 5, 2007, Cardtronics, Inc. (“Cardtronics, or “the Company”) filed a Current Report on Form 8-K disclosing that Cardtronics, LP, a wholly-owned subsidiary of Cardtronics, Inc, had entered into an asset purchase agreement on June 1, 2007 to acquire substantially all of the assets of the financial services business of 7-Eleven, Inc. (the “7-Eleven Financial Services Business”) for $135.0 million, as further described in such Current Report.  The historical financial statements of the 7-Eleven Financial Services Business and the pro forma financial statements for the Company reflecting its acquisition of the 7-Eleven Financial Services Business and the related financings are attached hereto as Exhibits 99.1, 99.2 and 99.3.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements.
The following financial statements required by Item 9.01(a) of Form 8-K are attached hereto as Exhibits 99.1 and 99.2, respectively.

7-Eleven Financial Services Business
Unaudited Interim Financial Statements (Exhibit 99.1)
Balance Sheets – December 31, 2006 and March 31, 2007
Statements of Earnings – Three Months Ended March 31, 2006 and 2007
Statements of Cash Flows – Three Months Ended March 31, 2006 and 2007
Notes to Financial Statements

Annual Financial Statements (Exhibit 99.2)
Report of Independent Auditors
Balance Sheets – December 31, 2005 and 2006
Statements of Earnings – Years Ended December 31, 2004, 2005, and 2006
Statements of Cash Flows – Years Ended December 31, 2004, 2005, and 2006
Statements of Shareholder’s Equity – Years Ended December 31, 2004, 2005, and 2006
Notes to Financial Statements

(b)	Pro forma financial information.
The following unaudited condensed consolidated pro forma financial information required by Item 9.01(b) of Form 8-K is attached to Exhibit 99.3.

Cardtronics, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet –– March 31, 2007
Unaudited Pro Forma Condensed Consolidated Statement of Operations –– Year Ended
December 31, 2006
Unaudited Pro Forma Condensed Consolidated Statement of Operations –– Three Months Ended March 31, 2007
Unaudited Pro Forma Condensed Consolidated Statement of Operations –– Three Months Ended March 31, 2006
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(c)	Exhibits

99.1	7-Eleven Financial Services Business –– Unaudited Interim Financial Statements for the Three Months Ended March 31, 2006 and 2007
99.2	7-Eleven Financial Services Business –– Financial Statements for the Years Ended December 31, 2004, 2005 and 2006
99.3	Cardtronics, Inc. –– Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardtronics Inc. (Registrant)
July 6, 2007 (Date)	/s/ J. CHRIS BREWSTER J. Chris Brewster Chief Financial Officer